UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 8, 1996

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
               (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)




United States                333-04607                22-2382028
-------------                ---------                ----------
(State or other              (Commission File         (I.R.S. employer
Jurisdiction of              Number)                  Identification No.)
Incorporation)

                               802 Delaware Avenue
                           Wilmington, Delaware  19801
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000

Item 5.   Other Events

          On October 8, 1996, the Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996 (the "Second Amended and Restated Pooling and Servicing Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor on and after June 1, 1996, The Chase Manhattan Bank ("CMB"), as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On November 6, 1996, the Underwriting Agreement, dated as of November 6, 1996 (the "Underwriting Agreement"), among Chase USA, as Transferor, CMB, as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter and as Representative of the Underwriters named in Schedule I to the applicable Terms Agreement (as defined in the Underwriting Agreement), was executed and delivered by the respective parties thereto. On November 14, 1996, the Series 1996-4 Supplement to the Second Amended and Restated Pooling and Servicing Agreement, dated as of November 14, 1996, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee, was executed and delivered by the respective parties thereto.




Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

4.1 Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.2 Underwriting Agreement, dated as of November 6, 1996, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter and as Representative of the Underwriters.

4.3 Series 1996-4 Supplement, dated as of November 14, 1996, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE CHASE MANHATTAN BANK,
                                                   as Servicer


                                           By: /s/ Richard L. Craig
                                           Name:   Richard L. Craig
                                           Title:  Managing Director



Date:  January 24, 1997

                                INDEX TO EXHIBITS
                                -----------------



Exhibit
Number             Exhibit
------             -------

4.1 Second Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1996, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.2 Underwriting Agreement, dated as of November 6, 1996, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter and as Representative of the Underwriters.

4.3 Series 1996-4 Supplement, dated as of November 14, 1996, to the Second Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.